EXHIBIT 10.1

INDEPENDENT AUDITORS’ CONSENT

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-13662) pertaining to the Equant N.V. 1998 Share Option Plan of our audit report on the consolidated financial statements of France Telecom as of and for the year ended December 31, 2003, dated February 12, 2004 (for notes 1 to 32) and April 7, 2004 (for note 33), appearing in the Annual Report on Form 20-F of France Telecom for the fiscal year ended December 31, 2003.

/s/ DELOITTE TOUCHE TOHMATSU

Neuilly-sur-Seine, France

April 16, 2004